                                                                    Exhibit 10.1


                         BOTTOMLINE TECHNOLOGIES, INC.
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN
                  -------------------------------------------


     THIS STOCK OPTION PLAN (this "Plan"), dated August 1, 1989 (the "Effective Date") established by and for the benefit of Bottomline Technologies, Inc., a New Hampshire corporation (the "Company"). This Plan was adopted on the Effective Date and duly amended on September 27, 1989 and August 24, 1995 by the Board of Directors (the "Board") and the shareholders of the Company in the manner specified by New Hampshire Revised Statutes Annotated ("RSA") 293-A:20.


                                   RECITALS:
                                   --------

     This Plan is intended to provide employees and directors of the Company with opportunities to purchase stock in the Company pursuant to options granted under this Plan. Certain of those options may qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and certain of those options may not qualify as ISOs and thereby be treated as non-qualified options ("NQO" or "NQOs"). Both ISOs and NQOs are referred to in this Plan individually as an "Option" and collectively as "Options."

     1.   SHARES SUBJECT TO PLAN.  The maximum aggregate number of shares (the
          ----------------------
"Shares") of the Company's voting common stock, One-tenth Cent ($0.001) par value per share (the "Stock"), for which Options may be granted under this Plan is four hundred eighty thousand (480,000) (the "Aggregate Number of Shares"), subject to adjustment pursuant to the provisions of Section 6(f) below. The Board shall make such Shares available either from authorized but unissued shares of Stock or from treasury shares of Stock held by the Company.

     2.   ELIGIBILITY.  The grantees of Options under this Plan shall consist of
          -----------
such employees and directors of the Company as may be designated from time to time by the Board. Such grantees may include employees and/or directors who are shareholders of the Company and/or who have previously been granted one or more Options under this Plan.

     3.   ADMINISTRATION OF PLAN.
          ----------------------

          (a) This Plan shall be supervised and administered by the Board. Without limiting the generality of the foregoing, the Board shall, subject to the provisions of this Plan, have the authority to determine:

               (i) the particular employees and/or directors of the Company to whom Options may be granted;

               (ii)   the time or times at which Options may be granted;

               (iii)  the option price of the Shares subject to each Option;

               (iv)   whether each Option granted shall be an ISO or an NQO;

               (v) the time or times when each Option shall be exercisable and the manner of exercise; and

               (vi) what restrictions (including, without limitation, transferability restrictions), if any, shall be imposed on the Shares subject to each Option and the nature of any such restrictions.

          (b) The Board shall be responsible for interpreting and construing the provisions of this Plan, and the Board may adapt, amend, and rescind such rules and regulations for the administration of this Plan as the Board may deem necessary or desirable.

          (c) No member of the Board shall vote on the grant of an Option to such member or any other decision taken by the Board with respect to any Option granted to such member; provided, that any such member may (i) be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to any Option granted to such member, and (ii) sign a unanimous written consent containing such a vote.

          (d) All actions taken by the Board in the administration of this Plan shall be final and binding on all interested parties. Neither the Board nor any member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under this Plan.

     4.   ISO PROVISIONS.  ISOs shall only be granted to individuals who, at the
          --------------
time of the grant, are "employees" (within the meaning of Section 422 of the Code) of the Company. To the extent that the following provisions are necessary in order to qualify an Option as an "incentive stock option" under the Code, and then only to the extent of such necessity, each Stock Option Agreement (as defined in Section 5 below) covering an ISO granted by the Company shall be governed by the following provisions:

          (a) Each ISO must be granted within ten (10) years from the Effective Date.

          (b) No ISO shall be exercisable after the expiration of ten (10) years from the date such ISO is granted.

          (c) The option price of each Share under each ISO shall not be less than the Fair Market Value (as defined below) of such Share at the time such ISO is granted. For purposes hereof, the "Fair Market Value" of a Share shall, if the Company's Stock is publicly traded, be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such ISO is granted and shall mean (i) the average (on that date) of the high and low per share prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price per share (on that date) of the Stock on the Nasdaq National Market, if the Stock is not then traded on a national securities exchange; or (iii) the closing per share bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the Nasdaq National Market. However, if the Company's Stock is not publicly traded at the time an Option is granted under this Plan, "Fair Market Value" shall be deemed to be the per share fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate (including, without limitation, any recent sale and offer prices of the Stock in private transactions negotiated at arm's length).

          (d) Notwithstanding the provisions of subsections (b) and (c) above, in the case of an ISO to be granted to an employee who, applying the rules of attribution set forth in Section 425(d) of the Code, owns shares of Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or, if applicable, of any parent or subsidiary corporation of the Company (individually a "Related Corporation" and collectively the "Related Corporations")), (i) the per-share option price shall not be less than one hundred ten percent (110%) of the per-share Fair Market Value of the Stock at the time such ISO is granted, and (ii) the ISO shall not be exercisable after the expiration of five (5) years from the date such ISO is granted.

          (e) No ISO shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each ISO shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) The aggregate Fair Market Value (determined at the time an ISO is granted) of the Shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its Related Corporations) shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00).

          (g) Notwithstanding anything to the contrary set forth in this Plan or in any Stock Option Agreement, in the event that this Plan is not approved by the Company's stockholders within twelve (12) months before or after the date this Plan is adopted by the Board, then any ISO granted by the Board under this Plan shall automatically be deemed to be, and shall become, an NQO.

     5.   STOCK OPTION AGREEMENT.  The grant of each Option shall be evidenced
          ----------------------
by the execution and delivery by the Company and the optionee of an option agreement ("Stock Option Agreement") containing such terms and conditions, subject to the provisions of this Plan, as may be determined by the Board or by one or more officers of the Company designated by the Board. Without limiting the generality of the foregoing:

          (a) the provisions of the Stock Option Agreements need not be the same;

          (b) the provisions of Section 4 above shall not prohibit the inclusion of one or more of the restrictions set forth therein in the Stock Option Agreement for any NQO (or, in the event that at the time of the grant of an ISO any such restriction is not required by the Code, for any such ISO); and

          (c) the provisions of this Plan shall not prohibit the inclusion of additional restrictions in the Stock Option Agreement for any Option.

     6.   ADJUSTMENTS.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to any then-unexercised portion of the Option granted to such optionee under this Plan shall, except as may otherwise be specifically provided in the Stock Option Agreement relating to such Option, be adjusted as follows:

          (a) If the outstanding shares of the Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of the Stock as a stock dividend on its outstanding Stock, the number of Shares of the Stock to be delivered upon the exercise of such Option shall be proportionately increased or decreased (as the case may be) and appropriate adjustments shall be made in the option price per Share to reflect such subdivision, combination, or stock dividend.

          (b) In the event of a merger, consolidation, acquisition, recapitalization, or other reorganization involving the Company pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of the Stock, the optionee, upon exercising such Option, shall be entitled to receive for the option price paid upon such exercise the securities the optionee would have received if the optionee had exercised such Option immediately prior to such event.

          (c) In the event of the sale of all or substantially all of the assets of the Company, the dissolution of the Company, or the adoption of a plan of liquidation of the Company, such Option will terminate immediately prior to the consummation of the proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

          (d) Except as expressly provided in this Section, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to any Options granted under this Plan. Furthermore, no adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (e) No fractional shares shall be issued under this Plan, and the optionee shall receive from the Company cash in lieu of any such fractional shares.

          (f)  Upon the happening of any of the events described in subsections
(a) or (b) above, the Aggregate Number of Shares shall also be appropriately adjusted.

          (g) If any optionee owning restricted Shares obtained by exercise of an Option granted under this Plan receives additional shares or other securities in connection with a transaction described in subsections (a) or (b) above as a result of owning such restricted Shares, then, unless otherwise determined by the Board, such additional shares or other securities shall be subject to all of the terms, conditions, and restrictions applicable to the restricted Shares with respect to which such additional shares or other securities were issued.

     7.   EMPLOYMENT STATUS.  Nothing in this Plan shall be deemed to give any
          -----------------
employee-optionee under any Option the right to be retained as an employee of the Company or any Related Corporation for any period of time.

     8.   NO RIGHT TO CONTINUE AS A DIRECTOR.  Neither the Plan, nor the
          ----------------------------------
granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

     9.   EXPIRATION OR TERMINATION OF OPTIONS; REPURCHASE OF SHARES COVERED BY
          ---------------------------------------------------------------------
OPTION.  If any Option granted under this Plan shall expire or terminate for any
------
reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, then the unpurchased Shares subject to such Option shall again be available for grants of Options under this Plan. If any Shares purchased by an optionee pursuant to the exercise of an Option are repurchased by the Company, then the repurchased Shares shall again be available for grants of Options under this Plan.

     10.  AMENDMENT, SUSPENSION, TERMINATION, OR WAIVER.  The Board may at any
          ---------------------------------------------
time amend, suspend, or terminate this Plan or waive the benefit of any of the rights afforded to the Company under any Option granted pursuant to this Plan; provided, that the Board may not increase the Aggregate Number of Shares unless such increase is approved by the shareholders of the Company within twelve (12) months after the Board adopts a resolution authorizing such increase; and, provided, further, that no such amendment, suspension, or termination shall adversely affect the rights of any optionee under any then-outstanding Option unless such optionee gives his or her written consent thereto.

     11.  CONVERSION OF ISOS.  The Board, in its sole discretion following
          ------------------
receipt of a written request by any optionee, may take such actions as may be necessary to convert any outstanding ISO (or any remaining installment or other portion thereof) previously granted to such optionee into an NQO at any time prior to the expiration of such ISO. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installment(s) of such Option. At the time of such conversion, the Board (with the consent of the optionee) may impose such conditions on the exercise of any resulting NQO as the Board in its discretion may determine, so long as such conditions are not inconsistent with this Plan. Except as set forth in Section 4(g) above, nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into NQOs, and no such conversion shall occur unless and until the Board takes appropriate action.

     12.  TAX CONSEQUENCES.  This Section summarizes current provisions of
          ----------------
federal income tax law. For this purpose, these provisions distinguish between capital gain and ordinary income tax items, given that such distinction is made under current federal law. The Company advises and recommends that each optionee consult with his or her own tax advisors to discuss the extent to which the federal tax law provisions summarized below are in force and effect on the date of the grant of an Option to such optionee and, in general, the applicability of federal, state, and local tax laws on the optionee and such
Option:

          (a)  NQOs.  No taxable income will be realized by an optionee upon the
               ----
grant of an NQO. However, upon exercise of an NQO, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. In the case of an optionee subject to
Section 16(b) of the Securities Exchange Act of 1934, unless the optionee elects otherwise, the amount and timing of such income (and deduction by the Company) will instead be based on the fair market value of the shares on the date the Section 16(b) restriction lapses as to such shares. Upon a subsequent disposition of the shares, the optionee will realize short-term or long-term capital gain or loss. The Company will not be entitled to any further deduction at that time.

          (b)  ISOs.  An optionee who receives an ISO will not be treated as
               ----
receiving taxable income upon the grant of the ISO or upon the exercise of the ISO. However, any appreciation in share value after the date of grant will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. If stock acquired pursuant to an ISO is not sold or otherwise disposed of within two (2) years from the date of grant nor within one
(1) year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an ISO is disposed of in a Disqualifying Disposition (as defined in Section 12(a) below), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be taxed at capital gains rates. However, under a special rule, the ordinary income realized upon a Disqualifying Disposition will not exceed the amount of the optionee's gain.
The Company will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a Disqualifying Disposition the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

     13.  DISQUALIFYING DISPOSITIONS.
          --------------------------

          (a) As used in this Plan, a "Disqualifying Disposition" shall mean any sale or other disposition of any Shares acquired by an employee-optionee pursuant to the exercise of an ISO within the time periods described in Section 422 of the Code (i.e., currently described as the later of two (2) years from the date of the granting of the Option or one (1) year after the transfer of such Shares to the employee-optionee); provided, that a Disqualifying Disposition shall not include a disposition of any Shares after the death of the employee-optionee.

          (b) Each employee-optionee to whom an ISO is granted must notify the Company in writing immediately after the employee-optionee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of such ISO. Any such employee-optionee must also provide the Company with any additional information which the Company requests concerning any such Disqualifying Disposition.

          (c) The execution of a Stock Option Agreement covering an ISO shall be deemed to be an acknowledgment by the employee-optionee that the employee-optionee will forfeit any favorable income tax treatment otherwise available with respect to the exercise of the ISO and purchase of Shares thereunder if the employee-optionee subsequently makes a Disqualifying Disposition of such Shares.

     14.  WITHHOLDING OF ADDITIONAL INCOME TAXES.  Upon the exercise of an NQO
          --------------------------------------
or the making of a Disqualifying Disposition with respect to Shares acquired pursuant to the exercise of an ISO, additional federal, state, and/or local withholding taxes in respect of the amount that is considered compensation and is includible in the optionee's gross income may be required to be withheld by the Company. In such event the Company may either (a) withhold from the optionee's wages the appropriate amount of any such additional withholding taxes, or (b) require the optionee to pay any such additional withholding taxes to the Company. In addition, the Board, in its discretion, may condition the exercise of an NQO on the optionee's payment of such additional withholding taxes.

     15.  APPLICATION OF FUNDS.  The proceeds received by the Company from the
          --------------------
sale of Shares pursuant to Options granted under this Plan shall be used for the Company's general corporate purposes.

     16.  GOVERNMENTAL REGULATION.  The Company's obligation to sell and deliver
          -----------------------
Shares under this Plan or under any Stock Option Agreement is subject to the Company obtaining all required approvals of all governmental authorities having jurisdiction over the authorization, issuance, or sale of such Shares.

     17.  GOVERNING LAW.  This Plan, and all Stock Option Agreements executed
          -------------
and delivered pursuant hereto, shall be governed by and construed in accordance with the laws of the State of New Hampshire.

     18.  DURATION OF PLAN.  This Plan shall terminate at the expiration of ten
          ----------------
(10) years from the Effective Date unless this Plan is sooner terminated by the Board. Any Option outstanding under this Plan at the time of the termination or suspension of this Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with the terms and conditions of the Stock Option Agreement relating to such Option.

                         BOTTOMLINE TECHNOLOGIES, INC.
                               STOCK OPTION PLAN
                      STOCK OPTION AGREEMENT (INCENTIVE)
                      ----------------------------------


     THIS STOCK OPTION AGREEMENT (this "Agreement"), made as of ____________, 19__ (the "Effective Date"), by and between Bottomline Technologies, Inc., a New Hampshire corporation with a principal place of business at 155 Fleet Street, Portsmouth, New Hampshire 03801 (the "Company"); and ___________________ (the "Employee").


                                   RECITALS:
                                   --------


     The Company has established a certain Stock Option Plan dated August 1, 1989, as amended (the "Plan"), authorizing the Board of Directors of the Company (the "Board") to grant options to certain persons, whereby such persons shall be entitled to purchase shares of the Company's capital stock, One Dollar ($1.00) par value (the "Stock"). The Plan provides for the issuance of "incentive stock options" ("ISO" or "ISOs") to employees of the Company pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and also for the issuance of options which do not qualify as ISOs ("NQO" or "NQOs"). Pursuant to the Plan, the Board has granted to the Employee an option to purchase certain shares of Stock, and the Employee desires to accept said grant, subject to the terms and conditions of the Plan and of this Agreement. It is intended that the option covered by this Agreement qualify as an ISO.

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee do hereby covenant and agree as follows:

     1.   Grant of Option.  The Company hereby gives and grants to the Employee,
          ---------------
subject to the terms and conditions of the Plan (including, without limitation, the adjustment provisions of Section 6 of the Plan) and of this Agreement, an option (the "Option") to purchase the following number of shares of Stock (the "Shares") at the following purchase price (the "Purchase Price") per Share:

     Number of Shares                    Purchase Price per Share
     ----------------                    ------------------------

                                               $

     2.   Exercise Period(s).
          -------------------

     (a) The Option shall be exercisable by the Employee during the period(s) and for the number of Shares set forth below:


       Exercise Period(s)
       ------------------
     Begin Date       End Date                    Number of Shares
     ----------       --------                    ----------------

     (b) Each "Begin Date" and "End Date" set forth in subsection (a) above specifies an applicable period of time (an "Exercise Period") during which the Employee is entitled to exercise the Option and the number of Shares as to which the Option may be exercised during such Exercise Period.

     (c) Notwithstanding the "Begin Date" and "End Date" specifications in subsection (a) above, each such specified "Begin Date" and "End Date" is subject to acceleration as set forth in Section 3 below.

     3.   Acceleration of Exercise Period(s).
          ----------------------------------

     (a)  Stock Reorganization.  Notwithstanding anything to the contrary set
          --------------------
forth in this Agreement, in anticipation of the occurrence of a merger, consolidation, acquisition, recapitalization, or other reorganization involving the Company pursuant to which securities of another corporation are exchanged for the then-outstanding shares of Stock, with or without a similar exchange involving any other shares of the Company of any other class (a "Stock Reorganization"), the Board shall have the right to accelerate the "End Date" for any Exercise Period as to which the Shares covered thereby have not been fully exercised, as follows:

          (i) Such accelerated date (the "Accelerated End Date") shall be the first business day prior to the date on which the anticipated Stock Reorganization is expected to close (the "Expected Closing Date"). Written notice of the Accelerated End Date and the anticipated Stock Reorganization shall be given by the Company to the Employee not less than thirty (30) days prior to the Accelerated End Date.

          (ii) With respect to any Exercise Period for which the "Begin Date" has not yet occurred, the "End Date" may not be accelerated unless the "Begin Date" for such Exercise Period is also accelerated to a date not less than thirty (30) days prior to the Accelerated End Date.

          (iii) Any such acceleration of the "Begin Date" or "End Date" for any Exercise Period is hereby made expressly conditional on the closing of such Stock Reorganization. If such Stock Reorganization does not close, either on the Expected Closing Date or on any subsequent closing date as to which the Company has agreed, the original "Begin Date" and "End Date" for such Exercise Period will automatically be reinstated and any exercise of the Option with respect to the Shares covered by such Exercise Period prior to the original "Begin Date" will be null and void and of no force or effect.

     (b)  Asset Sale.  The parties agree that, in the event of a sale of all or
          ----------
substantially all of the Company's assets to a third party (an "Asset Sale"), the Employee's exercise of any then-remaining unexercised Shares shall be governed by the following provisions:

          (i) If, during the term of the Option, the Company intends to make an Asset Sale, then the Company shall provide the Employee with written notice of the Asset Sale and the expected date on which the closing of such Asset Sale will take place (the "Expected Closing Date") at least thirty
     (30) days prior to the Expected Closing Date. If the "End Date" for such Exercise Period occurs on or after the Expected Closing Date, then it will automatically be accelerated to be the first business day prior to the Expected Closing Date. If the "Begin Date" for such Exercise Period does not occur on or before thirty (30) days prior to the Expected Closing Date, then it will automatically be accelerated to the date that is thirty (30) days prior to the Expected Closing Date.

          (ii) Any such acceleration of the "Begin Date" or "End Date" for any Exercise Period is hereby made expressly conditional on the closing of such Asset Sale. If such Asset Sale does not close, either on the Expected Closing Date or on any subsequent closing date as to which the Company has agreed, the original "Begin Date" and "End Date" for such Exercise Period will automatically be reinstated and any exercise of the Option with respect to the Shares covered by such Exercise Period prior to the original "Begin Date" will be null and void and of no force or effect.

     (c)  Other Applicable Terms and Conditions.  Notwithstanding the provisions
          -------------------------------------
of subsections (a) and (b) above, any exercise of the Option during any accelerated Exercise Period remains subject to all of the terms and conditions set forth in Section 4 below. Further, in order to effect the purposes of subsections (a) and (b) above, the Employee's written notice of exercise and payment for Shares under Section 4(a) below and the stock certificate(s) issued by the Company representing such Shares shall be held in escrow by the Company's attorney or other third party specified by the Company until either (i) the closing on the Stock Reorganization or

Asset Sale, as the case may be, occurs (in which event the Employee's purchase of Shares shall be deemed to have occurred immediately prior to such closing), or (ii) the Company notifies the escrow agent that such closing will not occur (in which event the escrow agent shall return the written notice and payment to the Employee and the stock certificate(s) to the Company).

     4.   Exercise of Option; Conditions.
          ------------------------------

     (a) The Option shall be exercisable by the Employee in accordance with the terms and conditions of the Plan and the following terms and conditions:

          (i) With respect to the number of Shares as to which the Option may be exercised by the Employee during any Exercise Period (the "Exercisable Shares"), the Employee may only exercise the Option as to all or any portion of the Exercisable Shares if the Employee has been in the continuous employ of the Company from the date of this Agreement to the date of exercise.

          (ii) Exercise of the Option shall be made by the Employee's completion, execution, and delivery to the Company of a Notice of Exercise in the form attached hereto as Exhibit A (the "Notice of Exercise") on or
                                    ---------
     after the "Begin Date" for the Exercise Period and on or before the "End Date" for the Exercise Period. The Notice of Exercise shall include (A) a statement identifying the applicable Exercise Period and the number of the Exercisable Shares in respect of which the Option is being exercised (the "Exercised Shares"), and (B) a confirmation of the truth and accuracy, as of the date of exercise, of the Employee's representations and warranties as set forth in Section 6 of this Agreement. The Notice of Exercise shall also be accompanied by (1) a copy of this Agreement, and (2) full payment for the Exercised Shares, in cash, by bank, cashier's, or certified check, or in such other form as may be acceptable to the Company.

          (iii) Upon exercise of the Option, the Employee shall execute and deliver to the Company a Stock Restriction Agreement in the form attached hereto as Exhibit B (the "Stock Restriction Agreement"). The Stock
               ---------
     Restriction Agreement shall apply both to the number of Shares in respect of which the Option is being exercised, as well as to all additional Shares thereafter acquired by the Employee.

     (b) The Employee's failure to exercise the Option during any Exercise Period for the entire number of Exercisable Shares covered by such Exercise Period shall be deemed to be a waiver by the Employee of all rights to purchase any Exercisable Shares not so purchased during such Exercise Period and, thereafter, the Employee shall have no further rights of purchase with respect to any such Exercisable Shares not so purchased. Such a failure by the Employee shall not, however, affect the Employee's rights hereunder to purchase Exercisable Shares in any unexpired Exercise Period.

     (c) There is no requirement that the Employee either exercise or not exercise the Option, in whole or in part.

     (d) The Company shall not be obligated to issue any Shares under this Agreement until such time as such Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws or until the Company receives an opinion of counsel satisfactory (both as to opinion and counsel) to the Company that such issuance is exempt from registration under said laws.

     (e) The Employee shall not be deemed to be a holder of any of the Shares unless and until certificates for such Shares are issued by the Company.

     (f) The proceeds received by the Company from any exercise of the Option may be used for any of the Company's general corporate purposes.

     5.   Stock Certificates; Transfer Restrictions.  Upon exercise of the
          -----------------------------------------
Option in accordance with the terms and conditions of the Plan and of this Agreement, a certificate representing the Shares purchased will be issued by the Company in the name of (and, upon written request by the Employee, delivered to) the Employee. All Shares purchased pursuant to this Agreement and the Plan shall be issued subject to the terms and conditions of this Agreement, the Plan, the Articles of Incorporation of the Company (the "Articles of Incorporation"), the Bylaws of the Company (the "Bylaws"), the Stock Restriction Agreement, and all applicable federal and state laws and regulations (the "Laws"), all as from time to time amended. The certificate(s) representing the Shares shall bear any legend or legends required to be set forth thereon by this Agreement, the Plan, the Articles of Incorporation, the Bylaws, the Stock Restriction Agreement, and the Laws.

     6.   Representations and Warranties.  The Employee represents and warrants
          ------------------------------
to the Company, upon which representations and warranties the Company is relying in entering into this Agreement, as follows:

     (a) The Employee has been afforded the opportunity by the Company to ask questions and request information to acquire detailed knowledge and information concerning the business affairs and operations of the Company and its financial condition and prospects. As a result of such opportunity to ask questions and review information, and also as the result of the Employee's employment by the Company and the business background, training, and expertise of the Employee (and/or of the advisors with whom the Employee has consulted), the Employee is capable of evaluating the merits and risks of an investment in the Shares and is in a position to comprehend, weigh, and assess such knowledge and information in a meaningful fashion. The Employee acknowledges that the Employee has reviewed and has received copies of the Plan, the Articles of Incorporation, and the Bylaws.

     (b) The Employee acknowledges and agrees that, in entering into this Agreement and in exercising the Option, the Employee is not relying upon, and will not rely upon, any statements, representations, or warranties, whether oral or written, made by any shareholder, officer, director, representative, agent, or employee of the Company, or any affiliate thereof, except for those set forth in any historic financial statements provided to Employee by the Company. Further, the Employee acknowledges and agrees that any business and financial projections of the Company that may be provided by the Company are solely for purposes of describing the Company's future business and financial goals and are not intended to be, nor are they, representations or guaranties of the Company's future performance. Accordingly, the Employee is not relying upon, and will not rely upon, any such projections in entering into this Agreement or in exercising the Option.

     (c) The address set forth above is the true and correct residence of the Employee, and the Employee has no present intention of becoming a resident of any other state or jurisdiction.

     (d) The Employee understands that neither the Option nor the Shares have been registered under the Securities Act or any state securities laws and that there is no present intention to so register them.

     (e) The Option is being acquired by the Employee solely for the Employee's own account, for investment, and not with a view to or for the resale, distribution, subdivision, or fractionalization of the Shares that are permitted to be acquired by the Employee thereunder. At such times as the Employee may exercise the Option, the Shares so acquired will be acquired solely for the Employee's own account, for investment, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof.

     (f) The Employee acknowledges and is aware that (i) there are substantial restrictions on the transferability of the Shares (including the restrictions set forth in the Stock Restriction Agreement), (ii) the Shares will not be, and the Employee has no rights to require that the Shares be, registered under the Securities Act or any state securities laws, and (iii) there will be no public market for the Shares and, accordingly, if the Option is exercised, the Employee may have to hold the Shares indefinitely without the possibility of liquidating the Employee's investment in the Company.

     (g) As of the date of this Agreement and at such time(s) as the Employee may exercise the Option, the Employee has and will have (i) adequate means of providing for the Employee's needs and possible personal and family contingencies, (ii) no need for liquidity in the Employee's investment, and
(iii) the ability to bear the economic risk of an investment in the Shares.

     (h) The Employee has entered into this Agreement and is participating in the Plan voluntarily.

     7.   Inspection Rights.  The Company hereby agrees that, until the
          -----------------
expiration of the Exercise Period(s) specified in Section 2 above, all pertinent documents, information, records, and books relative to an investment in the Shares will be made available for inspection by the Employee and the Employee's attorney, accountant, and/or other advisors, upon reasonable notice and at reasonable hours at the Company's principal place of business.

     8.   Nontransferability of Option; Death.
          -----------------------------------

     (a) Except as otherwise specifically set forth in subsection (b) below, the Option may not be assigned or transferred by the Employee, in whole or in part, and the Option may be exercised only during the lifetime of the Employee and only by the Employee. The Option shall not be subject to the claims of the Employee's creditors, nor shall the Option be liable to attachment, execution, or other process of law.

     (b) If the Employee dies at a time when the Employee would otherwise have been entitled to exercise the Option, then, at any time or times within the Beneficiary Exercise Period (as defined below), the Option may be exercised, as to all or any of the Shares which the Employee was entitled to purchase immediately prior to the Employee's death, by the Employee's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution (the "Employee's Beneficiary"). Any Shares so purchased shall be subject to any repurchase rights of the Company under the Articles of Incorporation, the Bylaws, the Stock Restriction Agreement, or the Laws. Payment of the Purchase Price for any Shares being purchased and that will be repurchased by the Company may, at the election of the Employee's Beneficiary, be made via a set off against the repurchase price payable by the Company to the Employee's Beneficiary. Except as so exercised, the Option shall expire at the end of the Beneficiary Exercise Period. For purposes of this subsection (b), the "Beneficiary Exercise Period" shall mean the period beginning on the date of the Employee's death and ending three (3) months following the date of the Employee's death.

     9.   Non-Marketability of Shares.  No representations or promises have been
          ---------------------------
made to the Employee concerning the present or future marketability or value of the Shares. The Employee agrees that, because the Shares will not be registered under the Securities Act or relevant state securities laws, the Shares cannot be resold or transferred unless (a) they are subsequently registered thereunder or exemptions from such registrations are available, (b) the Company receives an opinion of counsel satisfactory (both as to counsel and opinion) to the Company that such transfer complies with federal and state securities laws, and (c) the applicable restrictions on transfer as contained in this Agreement, the Articles of Incorporation, the Bylaws, and the Stock Restriction Agreement have been complied with. Neither the Company nor any of its officers, directors, or shareholders has agreed or represented to the Employee that the Shares acquired pursuant to the Option will be purchased or redeemed from the Employee at any time in the future. Further, there have been no representations, promises, or agreements that the Shares so acquired will be registered under the Securities Act or relevant state securities laws at any time in the future or otherwise qualified for sale under applicable securities laws. The Company does not intend to make available to the public information concerning itself so as to permit shareholders to use Rule 144 of the Rules and Regulations under the Securities Act for transfer of Shares.

     10.  Special Tax Provisions.
          ----------------------

     (a) If the Employee makes a Disqualifying Disposition (as defined in subsection (d) below), the Employee agrees to provide the Company with written notice thereof immediately following such Disqualifying Disposition. The Employee also agrees to provide the Company with any additional information which the Company requests concerning any such Disqualifying Disposition. The Employee acknowledges that the Employee will forfeit any favorable income tax treatment otherwise available to the Employee with respect to the exercise of the Option and purchase of Shares if the Employee subsequently makes a Disqualifying Disposition of such Shares.

     (b) If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of any Shares, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of any federal, state, and/or local withholding taxes attributable to such Disqualifying Disposition. The Employee further agrees that, if the Company does not, or is unable for any reason to, withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount of the deficiency.

     (c) While it is intended that the Option qualify as an ISO for purposes of the Code, the Company does not represent or warrant to the Employee that the Option will have such ISO status. The Company hereby advises the Employee to consult with his or her own tax advisors with respect to the tax treatment that will be accorded the Option. The Employee hereby releases the Company from any claim pertaining to any tax liabilities incurred by the Employee resulting from the granting of the Option by the Company, the exercise of the Option by the Employee, or any disposition of Shares.

     (d) As used in this Agreement, a "Disqualifying Disposition" shall mean any sale or other disposition by the Employee of any of the Shares within the time periods described in Section 422(a)(1) of the Code (i.e., currently described as the later of two (2) years from the date of the granting of the Option or one (1) year after the transfer of such Shares to the Employee); provided, that a Disqualifying Disposition shall not include a disposition of any Shares after the death of the Employee.

     11.  Incorporation of Plan.  All of the terms, conditions, and provisions
          ---------------------
of the Plan, except to the extent that the same pertain solely to NQOs, are hereby incorporated into and considered to be a part of this Agreement as if said terms, conditions, and provisions were set forth herein in their entirety.

     12.  Indemnification.  The Employee acknowledges that the Employee
          ---------------
understands the meaning and legal consequences of the representations, warranties, acknowledgments, and covenants set forth in this Agreement, and that the Company has relied and will rely upon such representations, warranties, acknowledgments, and covenants in entering into this Agreement and issuing any Shares purchased pursuant to the Option. Accordingly, the Employee hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, representatives, agents, and employees, from and against any and all loss, damage, or liability, together with all costs and expenses (including attorneys' fees and disbursements), which any of them may incur by reason of any breach of any representation, warranty, acknowledgment, covenant, or agreement of the Employee contained in this Agreement. All representations, warranties, and covenants contained in this Agreement, and the indemnification contained in this Section, shall survive the execution of this Agreement, any exercise of the Option, and the issuance of any certificate or certificates for any Shares covered by any such exercise.

     13.  Arbitration.  Any controversy or claim arising out of or relating to
          -----------
this Agreement, or any breach or default under this Agreement, shall, with respect to all actions at law pertaining to such controversy, claim, breach, or default (excepting herefrom any action for equitable relief with respect thereto), be settled by arbitration in the City of Manchester, State of New Hampshire before a single arbitrator in accordance with the then-prevailing Rules of Commercial Arbitration of the American Arbitration Association. The arbitrator shall not contravene or vary in any respect any of the terms or provisions of this Agreement. The award of the arbitrator shall be final and binding upon the parties hereto, and judgment upon such award may be entered in any court having jurisdiction thereof.

     14.  Authorization.  The Company represents that it is authorized to enter
          -------------
into this Agreement by virtue of resolution(s) duly adopted (i) at properly called meeting(s) of its Board of Directors, or (ii) by unanimous written consent(s) of its Directors.

     15.  Further Assurances.  The Employee and the Company each agree to
          ------------------
execute any additional documents or instruments and to perform any acts which may be reasonably requested by the other and necessary or proper to carry out the purposes of this Agreement.

     16.  Survival of Representations and Warranties.  The representations,
          ------------------------------------------
warranties, acknowledgments, and covenants of the Employee contained herein shall survive any purchase of the Shares and any purchase or repurchase of the same by the Company or any other party.

     17.  Miscellaneous.
          -------------

     (a)  Notices.  Any notice required or permitted to be given hereunder by
          -------
either party shall be hand-delivered or sent by registered or certified mail, return receipt requested, to the other party: (i) if to the Company, at its address first set forth above; or (ii) if to the Employee, at the Employee's address first set forth above; or to such other address as to which either party shall notify the other by like notice.

     (b)  Entire Agreement.  This Agreement (together with the Plan) constitutes
          ----------------
the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, covenants, understandings, representations, warranties, and undertakings, whether written or oral, between the Employee and the Company regarding such matters.

     (c)  Amendment of Agreement.  This Agreement may be altered or amended in
          ----------------------
whole or in part at any time, but only by a written instrument setting forth such changes and executed by both of the parties hereto or their respective successors or permitted assigns.

     (d)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New Hampshire.

     (e)  Counterparts.  This Agreement may be executed in two (2) or more
          ------------
counterpart copies. Each of such counterpart copies shall be deemed an original, but all of such copies together shall constitute one and the same agreement. One counterpart copy shall be delivered to each party hereto.

     (f)  Severability. If any provision of this Agreement shall be held invalid
          ------------
or unenforceable according to law, then the remaining provisions hereof shall not be affected thereby and shall continue in full force and effect.

     (g)  Holidays.  Any period of notice or other time limitation in this
          --------
Agreement which, but for this provision, would expire on a Saturday, Sunday, or legal holiday, shall be extended to the next succeeding weekday which is not a legal holiday, but this provision shall not thereby extend subsequent periods of notice or time limitations based upon the first such period of notice or time limitation, except to the extent that the latter expires on a Saturday, Sunday, or legal holiday.

     (h)  Headings.  The descriptive headings of the Sections and subsections of
          --------
this Agreement are inserted for convenience and reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

     (i)  Pronouns; Plurals.  All pronouns and any variations thereof shall be
          -----------------
deemed to include the masculine, feminine, neuter, singular, and plural thereof as the context may require. In addition, all nouns shall be deemed to include the singular and plural thereof as the context may require.

     (j)  Binding Agreement.  Except as otherwise specifically set forth herein,
          -----------------
this Agreement and all of the terms, conditions, rights, and covenants contained herein shall be binding upon and shall inure to the benefit of the parties hereto, their spouses, heirs, legatees, executors, administrators, legal representatives, successors, and permitted assigns, to the same extent and with the same legal effect as if all of said parties had executed this Agreement and had expressly agreed to be bound hereby.

================================================================================

     BEFORE SIGNING THIS AGREEMENT AND BEFORE ANY EXERCISE OF THE OPTION, THE EMPLOYEE SHOULD READ THIS ENTIRE AGREEMENT (INCLUDING EXHIBITS A AND B ATTACHED HERETO), THE PLAN, THE ARTICLES OF INCORPORATION, THE BYLAWS, AND THE OTHER AGREEMENTS, DOCUMENTS, AND INFORMATION REFERRED TO IN THIS AGREEMENT. ANY INVESTMENT IN THE STOCK OF A CORPORATION INVOLVES CERTAIN INHERENT RISKS, AND THE EMPLOYEE SHOULD BE AWARE THAT SUCH RISKS (INCLUDING THE POSSIBILITY OF THE COMPANY'S STOCK BECOMING WORTHLESS) ARE INVOLVED IN ANY INVESTMENT IN THE SHARES. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE ECONOMIC RETURN OF AN INVESTMENT IN THE SHARES. THE EMPLOYEE SHOULD CONSULT HIS OR HER OWN COUNSEL, ACCOUNTANT, AND/OR BUSINESS ADVISORS AS TO THE TAX AND OTHER CONSEQUENCES OF EXERCISING THE OPTION. THERE ARE SUBSTANTIAL LIMITATIONS ON THE LIQUIDITY, TRANSFERABILITY, AND MARKETABILITY OF THE SHARES WHICH ARE REFERRED TO IN THIS AGREEMENT AND WHICH SHOULD BE REVIEWED THOROUGHLY BY THE EMPLOYEE.

================================================================================

     IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement all as of the date first above written.

                                    Company:
                                    -------

                                    Bottomline Technologies, Inc.


     _________________________      By:_________________________
     Witness                              Signature and Title


                                    Employee:
                                    ---------


     _________________________      ____________________________
     Witness                        Name

                                   EXHIBIT A
                                      TO
                         BOTTOMLINE TECHNOLOGIES, INC.
                               STOCK OPTION PLAN
                      STOCK OPTION AGREEMENT (INCENTIVE)

                              NOTICE OF EXERCISE
                              ------------------


     The undersigned (the "Employee"), being an employee of Bottomline Technologies, Inc. (the "Company") and the holder of a stock option (the "Option") granted pursuant to a Stock Option Agreement dated_______________ (the "Agreement") by and between the Company and the Employee (a copy of the Agreement being attached hereto), hereby, pursuant to Section 4 of the Agreement, gives written notice to the Company that the Employee is exercising the Option, as follows:


     1.   Exercise Period:
          ---------------

          Begin Date:

          End Date:


     2.   Number of Shares:
          ----------------


     3.   Purchase Price:
          --------------


     4. The Employee hereby (a) confirms the truth and accuracy, as of the date hereof, of the Employee's representations and warranties as set forth in
Section 6 of the Agreement, and (b) tenders to the Company the full amount of the purchase price for the number of Shares being exercised, all as set forth above.


Dated: __________, 19__             _______________________________
                                    Signature of EMPLOYEE


                                    Type/print name and address:
                                    ---------------------------

     Bottomline Technologies, Inc. hereby confirms that the Employee has exercised the Option in accordance with the provisions of Section 4 of the Agreement and that the Employee has made payment in full of the purchase price for the number of Shares being exercised by this Notice of Exercise.


                                        Bottomline Technologies, Inc.



     Dated: __________, 19__            By:_____________________________
                                           Signature and Title

                                   EXHIBIT B
                                       TO
                         BOTTOMLINE TECHNOLOGIES, INC.
                               STOCK OPTION PLAN
                       STOCK OPTION AGREEMENT (INCENTIVE)

                          STOCK RESTRICTION AGREEMENT
                          ---------------------------


     THIS STOCK RESTRICTION AGREEMENT, made as of _______________, by and between BOTTOMLINE TECHNOLOGIES, INC., a New Hampshire corporation having a principal place of business at 155 Fleet Street, Portsmouth, New Hampshire 03801 (the "Corporation"); and _____________________ (the "Shareholder").


                                   Recitals:
                                   --------

     The Shareholder has exercised a certain stock option granted to the Shareholder by the Corporation pursuant to that certain Stock Option Agreement dated August 22, 1996 (the "Stock Option Agreement"). As the result of such exercise, the Shareholder is acquiring certain shares of the stock of the Corporation. Under the Stock Option Agreement, the Shareholder's exercise of the option granted thereunder is conditioned upon the execution and delivery of this agreement by the Corporation and the Shareholder.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises and undertakings set forth herein, the parties hereby agree as follows:

     1.   Definitions.  For purposes of this agreement, the following terms
          -----------
shall have the following meanings:

     (a) Accountant:  Such independent accounting firm as shall be designated by
         ----------
the Corporation.

     (b) Board:  The Board of Directors of the Corporation.
         -----

     (c) Bona Fide Offer:  An offer submitted in writing to the Shareholder to
         ---------------
purchase or acquire all or any portion of the Shares (as hereinafter defined) owned by the Shareholder, signed by the offeror and setting forth all of the terms and conditions of such offer (including, without limitation, the method of payment and the name and address of the offeror). In no event shall an offer to purchase any Shares be considered a Bona Fide Offer unless (i) it is accompanied by a bank, certified, or cashier's check in an amount not less than ten percent (10%) of the purchase price for the Shares (such amount to serve as earnest money in connection therewith), and (ii) it and said accompanying check are delivered in escrow to the Corporation's attorney or to such other person, bank, or company as shall be satisfactory to the Board.

     (d) Fair Value:  Such value per Share as is determined by the Accountant,
         ----------
using a reasonable valuation method adopted in good faith by the Accountant, as of the date on which the Purchase Event, as defined below, in question has occurred. The value so determined by the Accountant shall be pro rated by the Accountant among all of the outstanding shares of the stock of the Corporation, and the value thereof may vary by class of stock if there are outstanding shares of stock from more than one class of stock at the time of the valuation. The value so determined by the Accountant shall be final and binding on the Corporation and the Shareholder and the Shareholder's heirs, personal representatives, and assigns. The fees charged by the Accountant for determining Fair Value shall be paid by the Corporation.

     (e) Involuntary Transfer:  The occurrence of any one or more of the
         --------------------
following events:

          (i) either (A) the taking of any share of Shares by foreclosure or under attachment, by execution, or otherwise by court order, (B) the subjecting of any share of Shares to any lien or encumbrance by operation of law or otherwise, (C) any transfer of legal or equitable ownership of any share of Shares by court order or by operation of law (excluding transfers resulting from the death of a Shareholder), or (D) any other proceeding or action which results in the involuntary loss of legal or equitable ownership of any share of Shares; or

          (ii) the filing of a voluntary or involuntary petition in bankruptcy or the initiation of voluntary or involuntary receivership, consolidation, or insolvency proceedings by, against, or with respect to the Shareholder under the laws of the United States or of any state (and, in the case of an involuntary petition or proceeding, the failure to cause the same to be discharged or discontinued within sixty (60) days from the date of the filing or initiation thereof).

     (f) Purchase Event:  The occurrence of an event which, under the provisions
         --------------
of this agreement, gives rise to an option or obligation to purchase and sell Shares, whether as the result of (i) the Shareholder's death or Withdrawal, as defined below, or (ii) a Voluntary Transfer or an Involuntary Transfer, as defined below, of any Shares.

     (g) Share:  Any share of any present or future class of stock of the
         -----
Corporation owned by the Shareholder as of the date of the Purchase Event in question, whether such Share is presently owned by the Shareholder or is hereafter acquired by the Shareholder.

     (h) Voluntary Transfer:  Any voluntary disposition or assignment by the
         ------------------
Shareholder during the Shareholder's lifetime, with or without consideration, of any legal or equitable interest in any Shares (including, without limitation, a sale, gift, exchange, pledge, assignment, mortgage, hypothecation, encumbrance, transfer in trust, or contract or option with respect to any of the foregoing).

     (i) Withdrawal:  Either (i) any termination of the Corporation's employment
         ----------
of the Shareholder for any reason (excluding only death), whether with or without cause or whether by the Corporation or by the Shareholder, or (ii) any attempted transfer of any Shares in violation of the terms and conditions of this agreement.

     2.   Restrictions on Voluntary Transfers.
          -----------------------------------

     (a) No Voluntary Transfer of any Shares shall be made unless (i) the Shareholder proposes to transfer said Shares (the "Affected Shares") pursuant to a Bona Fide Offer, and (ii) the Shareholder provides the Board with written notice of the proposed Voluntary Transfer, including a photostatic copy of the Bona Fide Offer. For a period of sixty (60) days from the Board's receipt of said written notice (the "Option Period"), the Corporation shall have an option (the "Voluntary Transfer Option") to purchase the Affected Shares pursuant to the provisions of Section 4 below; and, for purposes of Sections 4 and 5 below, the "Purchase Price" shall be equal to the price per share set forth in or determined by the Bona Fide Offer.

     (b) In the event that the Voluntary Transfer Option is not exercised as to all of the Affected Shares, then any partial exercise of the Voluntary Transfer Option shall be deemed null and void and the Shareholder shall be entitled, for a period of sixty (60) days thereafter, to make the proposed Voluntary Transfer of all, but not less than all, of the Affected Shares on the terms and conditions and to the transferee identified in the Bona Fide Offer. Any such transferred Affected Shares and the transferee thereof shall be governed by and subject to the provisions of this agreement with respect to any further sale, disposition, or other transfer of all or any portion of all or any portion thereof.

     3.   Death; Withdrawal; Involuntary Transfers.
          ----------------------------------------

     (a) In the event of the death of the Shareholder, the Corporation shall have an option (the "Death Option") to purchase all of the Shares then owned by the Shareholder (the "Affected Shares") pursuant to the provisions of Section 4 below for a period (the "Option Period") ending one hundred twenty (120) days following the date of the Shareholder's death; and, for purposes of Sections 4 and 5 below, the "Purchase Price" shall be equal to the Fair Value. In the event that the Death Option is not exercised as to all of the Affected Shares, then the Affected Shares not so purchased shall be transferred according to the Shareholder's will or by the laws of intestate succession, as the case may be, and such transferred Affected Shares and the transferee thereof shall be governed by and subject to the provisions of this agreement with respect to any further sale, disposition, or other transfer of all or any portion thereof.

     (b) In the event of the Withdrawal of the Shareholder, the Corporation shall have an option (the "Withdrawal Option") to purchase all of the Shares then owned by the Shareholder (the "Affected Shares") pursuant to the provisions of Section 4 below for a period (the "Option Period") ending ninety (90) days following the later of (i) the date of the Corporation's discovery of said Withdrawal, or (ii) the effective date of said Withdrawal; and, for purposes of Sections 4 and 5 below, the "Purchase Price" shall be equal to the Fair Value. In the event that the Withdrawal Option is not exercised as to all of the Affected Shares, then the Affected Shares not so purchased and the Shareholder shall continue to be governed by and subject to the provisions of this agreement with respect to any further sale, disposition, or other transfer of all or any portion thereof.

     (c) In the event of an Involuntary Transfer of any or all of the Shares, the Corporation shall have an option (the "Involuntary Transfer Option") to purchase any or all of said involuntarily transferred shares of Shares (the "Affected Shares") pursuant to the provisions of Section 4 below for a period (the "Option Period") of ninety (90) days from and after the date of the Corporation's discovery of said Involuntary Transfer; and, for purposes of Sections 4 and 5 below, the "Purchase Price" shall be equal to the Fair Value. In the event that the Involuntary Transfer Option is not exercised as to all of the Affected Shares, then the Affected Shares not so purchased shall be transferred according to the terms of the Involuntary Transfer and such transferred Affected Shares and the transferee thereof shall be governed by and subject to the provisions of this agreement with respect to any further sale, disposition, or other transfer of all or any portion thereof.

     4.   Option to Corporation.
          ---------------------

     (a) Upon the occurrence of an event giving rise to an option to the Corporation to purchase Affected Shares pursuant to Sections 2 or 3 above, a meeting of the Board shall be held pursuant to the notice requirements of the Bylaws of the Corporation within the Option Period.

     (b) At such meeting, all of the Affected Shares shall be subject to an option by the Corporation (which shall be assignable by the Corporation in whole or in part) to purchase, redeem, or retire all or any portion of the Affected Shares at the Purchase Price. Said option shall be exercised, if at all, during the course of such meeting by majority vote of the directors of the Corporation.

     (c) In the event of the exercise of the foregoing option, the Corporation shall give written notice of such exercise to the Shareholder, to all other stockholders, and to any third party ordering or benefitted by an Involuntary Transfer of the Affected Shares. Said written notice shall (i) state the total number of shares of the Affected Shares to be purchased at the Purchase Price, and (ii) set forth the total Purchase Price for the shares of the Affected Shares to be purchased by the exercise of said option.

     (d) The purchase options given to the Corporation in this agreement may be waived by the Corporation at a duly called meeting of the Board.

     5.   Payment and Delivery.
          --------------------

     (a) In the event of any purchase, redemption, or retirement of any shares of Shares pursuant to this agreement, the closing with respect thereto shall be held:

          (i) if the Purchase Event giving rise thereto is the death of the Shareholder, then at the principal office of the Corporation at 10:00 a.m. on (A) the one hundred eightieth (180th) day following appointment of the executor or administrator for the deceased stockholder's estate, or (B) on such earlier date following such appointment as to which the Board shall give not less than ten (10) days' prior written notice;

          (ii) if the Purchase Event giving rise thereto is a proposed Voluntary Transfer pursuant to a Bona Fide Offer, then on the terms and conditions set forth in the Bona Fide Offer; or

          (iii) if the Purchase Event giving rise thereto is an Involuntary Transfer or a Withdrawal, then at the principal office of the Corporation at 10:00 a.m. on (A) the sixtieth (60th) day following the date of the meeting of the Board referred to in Section 4(a) above, or (B) on such earlier date as to which the Board shall give not less than ten (10) days' prior written notice;

or at such other date, time, and/or place as the parties may agree.

     (b) If all of the shares of the Shares owned by the Shareholder are being purchased at the closing, then (i) any Shares being sold other than to the Corporation shall first be purchased and paid for, and (ii) any Shares being purchased by the Corporation shall then be purchased and paid for, so that the Corporation's purchase, redemption, or retirement shall effect a complete termination of the Shareholder's ownership of the Shares.

     (c) If the closing is held with respect to a proposed Voluntary Transfer pursuant to a Bona Fide Offer, then the Purchase Price for the Affected Shares shall be paid in accordance with the terms of the Bona Fide Offer. Otherwise, the Purchase Price for the Affected Shares shall be paid as follows:

          (i) that portion of the Purchase Price, if any, which is funded by insurance proceeds shall be paid on the closing date by the purchaser in cash or by bank, certified, or cashier's check; and

          (ii) that portion of the Purchase Price which is not funded by insurance proceeds shall be paid on the closing date by the purchaser, at the purchaser's option, either (A) in cash or by bank, certified, or cashier's check, and/or (B) by the execution and delivery of the purchaser's promissory note, as specified below; provided, that the principal amount of any such promissory note shall not exceed ninety percent (90%) of the Purchase Price.

Any promissory note delivered pursuant to subsection (c)(ii) above shall permit prepayment without penalty and shall provide for the payment of the principal balance thereof, with interest thereon at a rate per annum equal to the "prime" or "base" rate (or, if both, then the lower thereof) in effect on the closing date for the bank with which the Corporation then maintains its primary banking relationship, in twenty (20) equal, consecutive quarterly installments, commencing three (3) months from the closing date.

     (d) At the closing, the original certificate(s) for all shares of the Affected Shares being purchased shall be transferred, assigned, and delivered (either duly endorsed or accompanied by appropriate stock transfer powers duly executed) to the purchaser free and clear of all liens and encumbrances whatsoever, except as specifically set forth in this agreement.

     6.   Endorsement of Stock Certificates.  All certificates evidencing any
          ---------------------------------
shares of Shares shall have the following legend endorsed thereon as evidence of the transfer restrictions set forth in this agreement:

     "The shares of stock represented by this certificate are subject to and are transferable only upon compliance with the provisions of the Articles of Incorporation and the Bylaws of the Corporation and a certain Stock Restriction Agreement dated ____________________ by and between the Corporation and the holder hereof restricting the transfer of said shares, copies of which are filed with the Secretary of the Corporation. The shares of stock represented by the within certificate are not registered under the Securities Act of 1933, the State of New Hampshire Uniform Securities Act (RSA Chapter 421-B), or any other state securities acts. Said shares may not be transferred until they are registered under said acts, except upon delivery to the Corporation of (a) an opinion of counsel satisfactory to the Corporation that registration under said acts is not required for such transfer, or (b) such other evidence as may be satisfactory to the Corporation that such transfer is not in violation of said acts or any regulations or rules promulgated thereunder."

     7.   Specific Performance.  The Shareholder hereby stipulates that it would
          --------------------
be impossible to measure in money the damages which would be suffered by the Corporation in the event of a breach of this agreement. Therefore, if the Corporation shall institute any action to enforce this agreement, it is agreed that the claim or defense that the Corporation may have an adequate remedy at law is hereby waived, and the Corporation shall have the right to specific performance of this agreement. Such right shall be in addition to any other legal or equitable rights and remedies that may be available to the Corporation.

     8.   Further Assurances.  The Shareholder and the Corporation agree to
          ------------------
execute any additional documents or instruments and to perform any acts which may be necessary or proper to carry out the purposes of this agreement.

     9.   Governing Law; Jurisdiction.  This agreement and all rights, remedies,
          ---------------------------
and obligations under this agreement, including matters of construction, validity, and performance, shall be governed exclusively by the laws of the State of New Hampshire. This agreement shall be enforceable in any state or federal court of competent jurisdiction; provided, that each party specifically consents to, and agrees that such party is subject to, the jurisdiction of the state and federal courts of the State of New Hampshire with respect to any actions for enforcement of or breach of this agreement.

     10.  Counterparts.  This agreement may be executed in such number of
          ------------
counterpart copies as there shall be parties and successor parties hereto from time to time. Each of such counterpart copies shall be deemed an original, but all of such copies together shall constitute one and the same agreement. One counterpart copy shall be delivered to each party hereto.

     11.  Severability.  Each term, condition, and provision of this agreement
          ------------
shall be valid and enforced to the fullest extent permitted by law. If there is any conflict between any term, condition, or provision of this agreement and any statute, law, ordinance, order, rule, or regulation, the latter shall prevail; provided, that any such conflicting term, condition, or provision shall be curtailed and limited only to the extent necessary to bring it within the legal requirements and the remainder of this agreement shall not be affected thereby.

     12.  Notices.  Any demand, notice, or other communication required or
          -------
permitted to be given by a party under this agreement shall be in writing and, with respect to each other party to whom the demand, notice, or other communication is to be given, shall be given to such party either:

     (a) by being hand-delivered to such party, or

     (b) by being deposited in the mail (registered or certified) or delivered to a private express company, postage or freight prepaid, return receipt requested, addressed to such party at such party's Address, as defined below.

As used in this Section, a party's "Address" shall mean the address of such party set forth at the beginning of this agreement. Each party may change such party's Address from time to time by giving the other party or parties notice of the change in accordance with the provisions of this Section.

     13.  Holidays.  Any period of notice or other time limitation in this
          --------
agreement which, but for this provision, would expire on a Saturday, Sunday, or legal holiday, shall be extended to the next succeeding weekday which is not a legal holiday; provided, that this provision shall not be effective to thereby extend subsequent periods of notice or time limitations based upon the first such period of notice or time limitation, except to the extent that the latter expires on a Saturday, Sunday, or legal holiday.

     14.  Headings.  The descriptive headings of the Sections of this agreement
          --------
are inserted for convenience and reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

     15.  Pronouns; Plurals.  All pronouns and any variations thereof shall be
          -----------------
deemed to include the masculine, feminine, neuter, singular, and plural thereof as the context may require. In addition, all nouns shall be deemed to include the singular and plural thereof as the context may require.

     16.  Entire Agreement; Amendment.  Except as otherwise specifically set
          ---------------------------
forth in this agreement, this agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, supersedes any and all prior oral and/or written understandings of the parties hereto, and may not be modified or amended (in whole or in part) except by an instrument in writing signed by each of the parties hereto.

     17.  Binding Effect.  This agreement and all of the terms, conditions,
          --------------
rights, and covenants contained herein shall be binding upon and for the benefit of the parties hereto, and their respective spouses, heirs, legatees, executors, administrators, legal representatives, and permitted successors, permitted assigns, and permitted transferees hereunder, to the same extent and with the same legal effect as if all of said parties had executed this agreement and had expressly agreed to be bound hereby. Any successor assignee or transferee to whom any Shares may be transferred pursuant to the terms of this agreement shall agree in writing to the terms and conditions of this agreement prior to the transfer or issuance of a certificate evidencing said Shares to said assignee or transferee, such agreement to be in such form as shall be satisfactory to the Corporation.

     18.  Securities Laws.  Notwithstanding anything to the contrary set forth
          ---------------
in this agreement, no Shares shall be sold or otherwise transferred until the Corporation shall have received an opinion of counsel, satisfactory (both as to counsel and opinion) to the Corporation, to the effect that the proposed sale or transfer does not violate any federal or state securities laws, rules, or regulations.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement all as of the date first above written.


                                    CORPORATION:
                                    -----------

                                    Bottomline Technologies, Inc.



                                   By:
---------------------------------     ---------------------------------
Witness                                       Signature and Title



                                    SHAREHOLDER:
                                    -----------




---------------------------------   -----------------------------------
Witness                             Name

                         BOTTOMLINE TECHNOLOGIES, INC.


                  Form of Nonstatutory Stock Option Agreement
                    Granted Under 1989 Stock Incentive Plan
                    ---------------------------------------


1.   Grant of Option.
     ---------------

     This agreement evidences the grant by Bottomline Technologies, Inc., a New Hampshire corporation (the "Company") on _______________ to _________________, a
director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1989 Stock Incentive Plan (the "Plan"), a total of _____ shares of common stock, $.001 par value per share, of the Company ("Common Stock") (the "Shares") at $_____ per Share. Unless earlier terminated, this option shall expire on _______________ (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code").
Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

     This option shall be exercisable ("vest") as to 100% of the original number of Shares on the first anniversary of the date of grant of the option (the "Grant Date"). This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     (a) Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company.  If the Participant
         --------------------------------------------
ceases to be an Eligible Participant for any reason, then the right to exercise this option shall terminate one year after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to
                          -------- ----
the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

4.   Right of First Refusal.
     ----------------------

     (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the
                                                       -------- ----
terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

     (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms
                            -------- ----
and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (e) The following transactions shall be exempt from the provisions of this
Section 4:

          (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

provided, however, that in the case of a transfer pursuant to clause (1) above,
--------  -------
such Shares shall remain subject to the right of first refusal set forth in this
Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

     (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

          (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

     (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   Agreement in Connection with Public Offering.
     --------------------------------------------

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.


8.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              BOTTOMLINE TECHNOLOGIES, INC.


Dated: _______________        By:
                                 --------------------------------------------
                              Print Name:
                                         ------------------------------------
                              Title:
                                    -----------------------------------------

                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1989 Stock Incentive Plan.

                              PARTICIPANT:


                              -----------------------------------

                              Address:  _________________________
                                        _________________________
                                        _________________________

                                      -6-